FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC   20549



                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


DATE OF REPORT (Date of earliest event reported):  June 2, 1997


                                EFTEK CORP.
           (Exact name of registrant as specified in its charter)



     Nevada                   33-26789-NY                  93-0996501
(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)



                       324 New Brooklyn Road
                      Berlin, New Jersey 08009
              (Address of Principal Executive Offices)
           Registrant's telephone number:  (609) 767-2300





                      Bloomfield Business Park
                 408 Bloomfield Drive, Units  1 & 2
                   West Berlin, New Jersey 08091
                 (Former Address of the Registrant)

                              FORM 8-K


ITEM 5.   OTHER EVENTS

          On May 22, 1997, the Registrant held a meeting of the Board of Directors at which time the Directors appointed Gerard T. Wisla, the secretary of EFTEK Corp., as the new Chief Financial Officer. Shawn Pringle, the former Chief Financial Officer, has changed positions to the Assistant to the President. In addition, Len Capone was appointed as the General Manager of Operations of EFTEK Corp./CFC,
Inc., a subsidiary of  the Registrant.   The Board of Directors also
appointed Benjamin Steiner as the new president to the Fire Doctor, Inc. subsidiary. All appointments became effective on June 2, 1997.

          On June 9, 1997, the Company moved its corporate headquarters to the Company's property located at 324 New Brooklyn Road, Berlin, New Jersey 08009.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          The following information is furnished in accordance with
Item 701 of Regulation S-B as to all equity securities of the Registrant sold by the Registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

          A.   Title and Amount of Securities Sold and Date of the
Transactions.

               (i) 14,500 pre-split shares of $.001 par value common stock sold at $.375 per share with net funds received by the Registrant on June 2, 1997.

               (ii) 29,830 post-split shares of $.001 par value common stock sold at $1.00 per share with net funds received by the Registrant on June 2, 1997.

               (iii) 30,050 post-split shares of $.001 par value common stock sold at $1.00 per share with net funds received by the Registrant on June 10, 1997.

               (iv) 100,000 pre-split shares of $.001 par value common stock sold at $.375 per share with net funds received by the Registrant on June 12, 1997.

               (v) 62,684 post-split shares of $.001 par value common stock sold at $1.00 per share with net funds received by the Registrant on June 16, 1997.

          B.   Name of Placement Agent - Berkshire International
Finance, Inc.

          C.   Consideration Received

               (i) Total consideration paid was $5,437 ($.375 per share) with Registrant receiving net funds of $5,375.

               (ii) Total consideration paid was $29,830 ($1.00 per share) with Registrant receiving net funds of $29,548.

               (iii) Total consideration paid was $30,050 ($1.00 per share) with Registrant receiving net funds of $29,697.

               (iv) Total consideration paid was $37,500 ($.375 per share) with Registrant receiving net funds of $37,261.

               (v) Total consideration paid was $62,684 ($1.00 per share) with Registrant receiving net funds of $61,948.

          D. Persons or Classes of Persons to Whom the Securities Were Sold and Exemption from Registration Claimed - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Offshore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EFTEK CORP.

                              BY:  /s/Frank Whitmore
                                   --------------------------
                                   FRANK WHITMORE, President


EFTEK\5-5-97.8-K